                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 11, 2007

                    LB-UBS Commercial Mortgage Trust 2007-C6
                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
             (Exact Name of Registrant as Specified in Its Charter)

        Lehman Brothers Holdings Inc. and UBS Real Estate Securities Inc.
               (Exact Name of Sponsor as Specified in Its Charter)

           Delaware                 333-141638-03           82-0569805
 (State or Other Jurisdiction        (Commission          (IRS Employer
of Incorporation of Registrant)      File Number)     Identification No. of
                                                            Registrant)

 745 Seventh Avenue, New York, New York                         10019
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (212) 526-7000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 8.01 Other Events.

     On August 30, 2007, Structured Asset Securities Corporation II, as
depositor (the "Registrant") filed a report on Form 8-K (the "Report") with the
Securities and Exchange Commission of the United States (the "Commission") in
connection with the issuance by LB-UBS Commercial Mortgage Trust 2007-C6 (the
"Issuing Entity") of a single series of certificates, entitled LB-UBS Commercial
Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through Certificates, Series
2007-C6 (the "Certificates"). The Report contained as exhibits thereto, among others, (i) a pooling and servicing agreement dated as of August 13, 2007 (the
"Pooling and Servicing Agreement"), by and among the Registrant, Wachovia Bank,
National Association as master servicer, Midland Loan Services, Inc. as special servicer, and LaSalle Bank National Association as trustee and (ii) the exhibits to the Pooling and Servicing Agreement (the "Exhibits"). The Pooling and
Servicing Agreement was entered into for the purpose of creating the Issuing
Entity, and issuing the Certificates. Following the filing of the Report,
Schedule V to the Exhibits was revised to update the initial deposit amounts set forth therein. The Registrant has prepared this report on Form 8-K/A for the purpose of filing as an exhibit hereto the revised Exhibits with the Commission.

     Exhibit 4 to this amendment on Form 8-K/A amends and supersedes the
Exhibits to the Pooling and Servicing Agreement filed under Exhibit 4.1 to the
Report (accession number 0000950136-07-006405).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

          Not applicable.

(b)  Pro forma financial information:

          Not applicable.

(c)  Shell Company Transactions:

          Not applicable.

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(d)  Exhibits:

Exhibit No.   Description
-----------   ------------------------------------------------------------------
4.            Exhibits to the Pooling and Servicing Agreement dated as of August
              13, 2007 among Structured Asset Securities Corporation II as depositor, Wachovia Bank, National Association as master servicer,
              Midland Loan Services, Inc. as special servicer and LaSalle Bank
              National Association as trustee.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 11, 2007

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                            Name: David Nass
                                            Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

4.            Exhibits to the Pooling and Servicing Agreement dated as of August
              13, 2007 among Structured Asset Securities Corporation II as depositor, Wachovia Bank, National Association as master servicer,
              Midland Loan Services, Inc. as special servicer and LaSalle Bank
              National Association as trustee.

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